UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-08246

Exact name of registrant as specified in charter:	Delaware Investments® Global
Dividend and Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments® Global Dividend and Income Fund, Inc.

August 31, 2010

	Number of	Value
	Shares	(U.S. $)
Common Stock – 66.63%❖
Consumer Discretionary – 7.36%
*Autoliv	2,000	$108,280
†∏=Avado Brands	272	0
Bayerische Motoren Werke	5,234	275,305
Comcast Class A	15,200	260,224
†DIRECTV Class A	350	13,272
Don Quijote	8,100	197,751
Esprit Holdings	19,107	107,096
Lowe's	11,500	233,450
*PPR	829	107,936
*Publicis Groupe	2,587	108,342
Round One	13,101	56,764
*Techtronic Industries	235,500	204,659
Toyota Motor	8,021	273,063
Vivendi	9,859	229,993
Yue Yuen Industrial Holdings	59,500	195,052
		2,371,187
Consumer Staples – 7.26%
Archer-Daniels-Midland	9,300	286,254
Chaoda Modern Agriculture Holdings	278,000	207,284
Coca-Cola Amatil	17,493	185,683
CVS Caremark	9,700	261,900
Greggs	23,591	162,015
Kimberly-Clark	4,400	283,360
Kraft Foods Class A	9,500	284,525
Metro	3,801	190,731
Parmalat	96,438	232,060
Safeway	13,100	246,280
		2,340,092
Diversified REITs – 0.50%
Investors Real Estate Trust	1,900	15,580
Lexington Realty Trust	3,300	22,011
Vornado Realty Trust	1,528	123,860
		161,451
Energy – 6.84%
Chevron	3,900	289,224
CNOOC	159,000	274,719
ConocoPhillips	5,400	283,122
Marathon Oil	8,800	268,312
National Oilwell Varco	7,000	263,130
Noble	6,400	199,168
Petroleo Brasileiro ADR	5,900	174,404
*Total	4,602	215,005
Williams	13,200	239,316
		2,206,400
Financials – 7.84%
Allstate	9,900	273,240
*AXA	12,045	187,199
Banco Santander	21,315	249,755
Bank of New York Mellon	10,300	249,981
Fifth Street Finance	2,700	26,622
Marsh & McLennan	8,300	196,876
Mitsubishi UFJ Financial Group	47,939	228,824
Nordea Bank FDR	22,074	198,035
Solar Capital	8,100	159,084
Standard Chartered	9,209	246,820
Travelers	5,600	274,289
UniCredit	100,885	236,753
		2,527,478

Health Care – 7.10%
†Alliance HealthCare Services	1,923	8,077
Baxter International	6,300	268,128
Cardinal Health	8,900	266,644
Johnson & Johnson	4,800	273,696
Meda Class A	30,089	234,244
Merck	7,928	278,750
Novartis	4,459	234,280
Pfizer	18,616	296,552
Quest Diagnostics	5,900	256,650
*Sanofi-Aventis	2,961	169,854
		2,286,875
Health Care REITs – 1.32%
Cogdell Spencer	3,100	19,158
HCP	3,100	109,181
*Health Care REIT	1,975	90,732
LTC Properties	700	17,276
Nationwide Health Properties	1,800	69,246
Omega Healthcare Investors	1,600	34,320
Ventas	1,725	87,130
		427,043
Hotel REITs – 0.14%
*Host Hotels & Resorts	3,350	43,986
		43,986
Industrial REITs – 0.03%
AMB Property	385	9,159
		9,159
Industrials – 7.67%
Alstom	4,560	217,492
*Asahi Glass	20,000	195,215
Compagnie de Saint-Gobain	4,180	153,816
†Delta Air Lines	2	21
Deutsche Post	12,913	210,752
Finmeccanica	16,926	169,974
†Flextronics International	1,000	4,930
ITOCHU	27,804	227,039
Koninklijke Philips Electronics	3,591	100,608
*†Mobile Mini	363	5,165
Northrop Grumman	4,600	248,952
∏=†PT Holdings	100	1
Singapore Airlines	14,550	162,072
Teleperformance	7,934	191,420
Tomkins	24,504	121,733
Vallourec	2,255	193,705
*Waste Management	8,100	268,028
		2,470,923
Information Technology – 6.53%
†CGI Group Class A	31,111	430,043
HTC	14,700	268,294
Intel	12,800	226,816
International Business Machines	2,200	271,106
†Motorola	36,400	274,092
Nokia	17,911	153,084
†*Sohu.com	4,700	227,950
Xerox	30,200	254,888
		2,106,273
Mall REITs – 0.81%
Macerich	889	36,822
Simon Property Group	2,313	209,211
Taubman Centers	400	16,596
		262,629
Materials – 3.21%
Agrium	1,200	83,484
*ArcelorMittal	3,883	113,291
duPont (E.I.) deNemours	6,900	281,312
Lafarge	3,221	148,383
Rexam	46,280	214,728
*Vale ADR	7,200	192,600
		1,033,798

Mortgage REITs – 0.18%
Chimera Investment	4,900	19,257
Cypress Sharpridge Investments	3,000	40,410
		59,667
Multifamily REITs – 0.55%
Apartment Investment & Management	1,732	35,402
Associated Estates Realty	1,300	17,628
BRE Properties	1,000	40,880
Camden Property Trust	640	29,286
Equity Residential	1,200	54,996
		178,192
Office REITs – 0.73%
Boston Properties	800	65,120
Brandywine Realty Trust	2,300	25,277
Government Properties Income Trust	900	23,103
*Highwoods Properties	700	21,896
Mack-Cali Realty	3,200	98,720
		234,116
Real Estate Management & Development – 0.19%
*Starwood Property Trust	3,200	60,864
		60,864
Self-Storage REITs – 0.35%
Public Storage	1,150	112,723
		112,723
Shopping Center REITs – 0.34%
*Federal Realty Investment Trust	100	7,929
Kimco Realty	4,700	70,077
Ramco-Gershenson Properties Trust	1,600	16,704
Weingarten Realty Investors	700	14,126
		108,836
Single Tenant REIT – 0.09%
*National Retail Properties	1,200	29,232
		29,232
Specialty REITs – 0.69%
*Digital Realty Trust	1,200	71,124
Entertainment Properties Trust	500	21,545
Liberty Property Trust	600	18,222
*Plum Creek Timber	1,520	52,394
*Potlatch	1,730	57,955
		221,240
Telecommunications – 4.43%
AT&T	11,300	305,440
†=Century Communications	125,000	0
Chunghwa Telecom ADR	7,879	162,071
Frontier Communications	15,000	115,950
†GeoEye	100	3,644
Telefonica	10,720	237,717
*TELUS	4,984	205,651
Verizon Communications	9,100	268,541
Vodafone Group	53,084	127,869
		1,426,883
Utilities – 2.47%
American Water Works	800	18,064
Edison International	8,900	300,375
†Mirant	53	514
National Grid	22,236	187,179
NorthWestern	700	19,684
Progress Energy	6,300	270,333
		796,149
Total Common Stock (cost $23,170,234)		21,475,196

Convertible Preferred Stock – 1.87%
Banking, Finance & Insurance – 0.71%
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	3,400	181,263
Citigroup 7.50% exercise price $3.94, expiration date 12/15/12	400	45,780
@Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11	1,500	1,350
		228,393
Energy – 0.56%
Apache 6.00% exercise price $109.12, expiration date 8/1/13	600	32,418
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28	1,950	72,833
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	895	74,177
		179,428

Health Care & Pharmaceuticals – 0.32%
Mylan 6.50% exercise price $17.08, expiration date 11/15/10		100	104,900
			104,900
Telecommunications – 0.28%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		120	90,000
			90,000
Total Convertible Preferred Stock (cost $699,446)			602,721

		Principal
		Amount°
Convertible Bonds – 11.33%
Aerospace & Defense – 0.58%
#AAR 144A 1.75% exercise price $29.43, expiration date 1/1/26	USD	90,000	81,450
*#L-3 Communications Holdings 144A 3.00% exercise price $98.94, expiration date 8/1/35		105,000	105,919
			187,369
Auto Parts & Equipment – 0.25%
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		95,000	79,681
			79,681
Banking, Finance & Insurance – 0.47%
Jefferies Group 3.875% exercise price $39.20, expiration date 11/1/29		62,000	61,768
#SVB Financial Group 144A 3.875% exercise price $53.04, expiration date 4/15/11		87,000	88,196
			149,964
Basic Materials – 1.20%
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15		140,000	133,525
Rayonier TRS Holdings 3.75% exercise price $54.82, expiration date 10/15/12		135,000	144,112
#Sino-Forest 144A 5.00% exercise price $20.29, expiration date 8/1/13		95,000	107,944
			385,581
Buildings & Materials – 0.11%
Standard Pacific 6.00% exercise price $8.37, expiration date 10/1/12		35,000	34,956
			34,956
Cable, Media & Publishing – 0.30%
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37		95,000	96,781
			96,781
Computers & Technology – 2.53%
Advanced Micro Devices
6.00% exercise price $28.08, expiration date 5/1/15		33,000	32,464
#144A 6.00% exercise price $28.08, expiration date 5/1/15		31,000	30,496
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25		165,000	160,256
*Hutchinson Technology 3.25% exercise price $36.43, expiration date 1/15/26		60,000	46,800
Intel 2.95% exercise price $30.75, expiration date 12/15/35		60,000	58,275
Linear Technology 3.125% exercise price $45.36, expiration date 5/1/27		175,000	175,655
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27		159,000	133,560
#Rovi 144A 2.625% exercise price $47.36, expiration date 2/15/40		105,000	118,388
SanDisk 1.00% exercise price $82.35, expiration date 5/15/13		65,000	59,963
			815,857
Energy – 0.44%
Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38		90,000	67,838
*Peabody Energy 4.75% exercise price $58.40, expiration date 12/15/41		20,000	20,700
Transocean 1.625% exercise price $168.61, expiration date 12/15/37		55,000	54,381
			142,919
Health Care & Pharmaceuticals – 2.19%
Alere 3.00% exercise price $43.98, expiration date 5/15/16		85,000	75,969
#Allergan 144A 1.50% exercise price $63.33, expiration date 4/1/26		150,000	166,687
Amgen
0.375% exercise price $79.48, expiration date 2/1/13		110,000	109,724
#144A 0.375% exercise price $79.48, expiration date 2/1/13		60,000	59,850
fHologic 2.00% exercise price $38.59, expiration date 12/15/37		105,000	95,419
LifePoint Hospitals 3.25% exercise price $61.22, expiration date 8/15/25		90,000	87,188
Medtronic 1.625% exercise price $54.79, expiration date 4/15/13		110,000	110,687
			705,524
Leisure, Lodging & Entertainment – 0.46%
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 10/1/14		65,000	76,375
*International Game Technology 3.25% exercise price $19.97, expiration date 5/1/14		65,000	71,419
			147,794
Real Estate – 0.35%
#Digital Realty Trust 144A 5.50% exercise price $42.49, expiration date 4/15/29		40,000	59,200
#Lexington Realty Trust 144A 6.00% exercise price $ 7.09, expiration date 1/15/30		50,000	53,250
			112,450

Retail – 0.19%
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	65,000	61,263
		61,263
Telecommunications – 1.57%
Alaska Communications System Group 5.75% exercise price $12.90, expiration date 3/1/13	105,000	103,556
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	76,000	66,500
Level 3 Communications 5.25% exercise price $3.98, expiration date 12/15/11	100,000	98,500
NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	155,000	150,737
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	65,000	87,913
		507,206
Transportation – 0.28%
Bristow Group 3.00% exercise price $77.34, expiration date 6/15/38	106,000	91,823
		91,823
Utilities – 0.41%
Dominion Resources 2.125% exercise price $35.44, expiration date 12/15/23	110,000	132,413
		132,413
Total Convertible Bonds (cost $3,463,853)		3,651,581

Corporate Bonds – 40.85%
Banking – 0.90%
GMAC 8.00% 12/31/18	45,000	43,819
•#HBOS Capital Funding 144A 6.071% 6/29/49	55,000	43,175
JPMorgan Chase Capital XXV 6.80% 10/1/37	197,000	201,675
		288,669
Basic Industry – 2.94%
*AK Steel 7.625% 5/15/20	35,000	35,438
#Algoma Acquisition 144A 9.875% 6/15/15	45,000	39,600
*#Appleton Papers 144A 10.50% 6/15/15	35,000	32,638
ArcelorMittal 9.85% 6/1/19	72,000	90,613
Century Aluminum 8.00% 5/15/14	35,300	35,035
#Drummond 144A 9.00% 10/15/14	40,000	42,050
#Essar Steel Algoma 144A 9.375% 3/15/15	5,000	4,963
#FMG Finance 144A 10.625% 9/1/16	75,000	87,280
Freeport McMoRan Copper & Gold 8.375% 4/1/17	20,000	22,228
*Hexion US Finance 9.75% 11/15/14	57,000	56,288
International Coal Group 9.125% 4/1/18	40,000	42,500
#MacDermid 144A 9.50% 4/15/17	63,000	64,181
Millar Western Forest Products 7.75% 11/15/13	45,000	39,038
#Murray Energy 144A 10.25% 10/15/15	40,000	41,100
*Nalco 8.875% 11/15/13	50,000	51,313
*NewPage 11.375% 12/31/14	40,000	32,710
•Noranda Aluminum Acquisition PIK 6.828% 5/15/15	43,874	34,661
Novelis 7.25% 2/15/15	20,000	20,150
@=Port Townsend 12.431% 8/27/12	29,312	21,251
Ryerson
•7.841% 11/1/14	25,000	23,313
12.00% 11/1/15	35,000	36,181
*#Steel Dynamics 144A 7.625% 3/15/20	30,000	30,900
Teck Resources
10.25% 5/15/16	15,000	18,151
10.75% 5/15/19	15,000	18,665
*Verso Paper Holdings 11.375% 8/1/16	35,000	28,175
		948,422
Brokerage – 0.39%
E Trade Financial PIK 12.50% 11/30/17	76,000	85,120
#Penson Worldwide 144A 12.50% 5/15/17	40,000	39,700
		124,820
Capital Goods – 1.88%
#Alion Science &Technology PIK 144A 12.00% 11/1/14	30,065	29,802
AMH Holdings 11.25% 3/1/14	40,000	40,750
#DAE Aviation Holdings 144A 11.25% 8/1/15	40,000	40,500
#Express 144A 8.75% 3/1/18	25,000	26,000
Intertape Polymer 8.50% 8/1/14	26,000	22,100
*Manitowoc 9.50% 2/15/18	40,000	41,300
#New Enterprise Stone & Lime 144A 11.00% 9/1/18	10,000	10,000
*NXP BV Funding 9.50% 10/15/15	75,000	73,125
#Plastipak Holdings 144A 10.625% 8/15/19	10,000	11,150
Ply Gem Industries 13.125% 7/15/14	45,000	45,338
Pregis 12.375% 10/15/13	83,000	83,414
*RBS Global/Rexnord 11.75% 8/1/16	45,000	48,375
Solo Cup 8.50% 2/15/14	20,000	17,000

#Susser Holdings/Finance 144A 8.50% 5/15/16	35,000	36,050
Thermadyne Holdings 10.50% 2/1/14	40,000	40,650
#Trimas 144A 9.75% 12/15/17	30,000	31,125
#USG 144A 9.75% 8/1/14	10,000	10,413
		607,092
Consumer Cyclical – 2.59%
*#Allison Transmission 144A 11.00% 11/1/15	45,000	48,600
*American Axle & Manufacturing 7.875% 3/1/17	55,000	51,150
Ames True Temper 10.00% 7/15/12	25,000	25,188
ArvinMeritor
*8.125% 9/15/15	35,000	35,263
10.625% 3/15/18	30,000	32,700
Beazer Homes USA
8.125% 6/15/16	30,000	26,400
9.125% 6/15/18	15,000	13,350
Burlington Coat Factory Investment Holdings 14.50% 10/15/14	75,000	80,062
*#CKE Restaurants 144A 11.375% 7/15/18	40,000	39,200
*Ford Motor 7.45% 7/16/31	65,000	63,699
Ford Motor Credit 12.00% 5/15/15	50,000	59,145
#Games Merger 144A 11.00% 6/1/18	35,000	36,925
Goodyear Tire & Rubber
8.25% 8/15/20	20,000	20,575
10.50% 5/15/16	10,000	11,150
Interface
9.50% 2/1/14	4,000	4,160
11.375% 11/1/13	10,000	11,350
K Hovnanian Enterprises
6.25% 1/15/15	35,000	23,625
7.50% 5/15/16	15,000	10,013
Landry's Restaurants 11.625% 12/1/15	60,000	62,550
M/I Homes 6.875% 4/1/12	20,000	19,975
Macy's Retail Holdings 10.625% 11/1/10	10,000	10,275
Norcraft Finance 10.50% 12/15/15	30,000	31,125
Norcraft Holdings Capital 9.75% 9/1/12	29,000	27,260
*OSI Restaurant Partners 10.00% 6/15/15	42,000	42,000
Rite Aid 9.375% 12/15/15	25,000	20,406
#Sealy Mattress 144A 10.875% 4/15/16	10,000	11,200
Standard Pacific 10.75% 9/15/16	15,000	15,863
		833,209
Consumer Non-Cyclical – 1.91%
Accellent 10.50% 12/1/13	30,000	30,075
Alere 9.00% 5/15/16	25,000	25,375
Alliance One International 10.00% 7/15/16	30,000	31,575
Bausch & Lomb 9.875% 11/1/15	40,000	41,700
BioScrip 10.25% 10/1/15	40,000	40,650
#Cott Beverages 144A 8.375% 11/15/17	25,000	26,219
Dean Foods
6.90% 10/15/17	5,000	4,575
*7.00% 6/1/16	25,000	23,563
Diversey Holdings 10.50% 5/15/20	73,000	81,985
*DJO Finance 11.75% 11/15/14	50,000	52,375
#Lantheus Medical Imaging 144A 9.75% 5/15/17	25,000	25,375
LVB Acquisition 11.625% 10/15/17	35,000	38,675
*Pinnacle Foods Finance 10.625% 4/1/17	40,000	41,950
Smithfield Foods 7.75% 7/1/17	30,000	29,325
#Tops Markets 144A 10.125% 10/15/15	30,000	31,650
Universal Hospital Services PIK 8.50% 6/1/15	5,000	5,050
#Viskase 144A 9.875% 1/15/18	45,000	45,788
*Yankee Acquisition 9.75% 2/15/17	40,000	41,000
		616,905
Energy – 3.27%
#American Petroleum Tankers 144A 10.25% 5/1/15	40,000	40,700
AmeriGas Partners 7.125% 5/20/16	7,000	7,219
Antero Resources Finance 9.375% 12/1/17	30,000	31,125
#Aquilex Holdings 144A 11.125% 12/15/16	40,000	39,750
Chesapeake Energy 9.50% 2/15/15	30,000	33,900
Complete Production Services 8.00% 12/15/16	25,000	25,438
Copano Energy Finance 7.75% 6/1/18	30,000	30,150
*Crosstex Energy/Finance 8.875% 2/15/18	35,000	36,313
*Dynegy Holdings 7.75% 6/1/19	35,000	22,750

El Paso
6.875% 6/15/14		21,000	22,326
7.00% 6/15/17		5,000	5,306
#El Paso Performance-Linked Trust 144A 7.75% 7/15/11		46,000	47,928
Enterprise Products Operating 9.75% 1/31/14		50,000	61,338
#Global Geophysical Services 144A 10.50% 5/1/17		20,000	19,900
Headwaters 11.375% 11/1/14		40,000	42,400
#Helix Energy Solutions Group 144A 9.50% 1/15/16		55,000	54,449
*#Hercules Offshore 144A 10.50% 10/15/17		40,000	36,600
#Hilcorp Energy I 144A 8.00% 2/15/20		45,000	46,125
Holly 9.875% 6/15/17		35,000	36,925
Inergy Finance 8.25% 3/1/16		20,000	21,075
*Key Energy Services 8.375% 12/1/14		40,000	41,500
#Linn Energy/Finance 144A 8.625% 4/15/20		40,000	42,400
*#NFR Energy 144A 9.75% 2/15/17		40,000	40,600
OPTI Canada
7.875% 12/15/14		30,000	23,250
*8.25% 12/15/14		58,000	45,530
Petrohawk Energy 7.875% 6/1/15		40,000	41,700
Petroleum Development 12.00% 2/15/18		40,000	43,200
#Pioneer Drilling 144A 9.875% 3/15/18		20,000	20,100
Quicksilver Resources 7.125% 4/1/16		55,000	53,075
#SandRidge Energy 144A
*8.75% 1/15/20		10,000	9,550
9.875% 5/15/16		30,000	30,000
			1,052,622
Finance & Investments – 12.89%
•American International Group 8.175% 5/15/58		70,000	60,550
Cardtronics 8.25% 9/1/18		20,000	20,550
•General Electric Capital 2.71% 2/2/11	NOK	1,000,000	157,921
•General Electric Capital Australia Funding 5.047% 7/12/13	AUD	2,000,000	1,698,233
General Electric Capital European Funding 5.25% 5/18/15	EUR	1,200,000	1,696,570
@General Electric Capital UK Funding 4.625% 1/18/16	GBP	114,000	186,147
•Genworth Financial 6.15% 11/15/66	USD	87,000	61,553
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		100,000	64,125
•#Liberty Mutual Group 144A 7.00% 3/15/37		50,000	42,279
Nuveen Investments 10.50% 11/15/15		132,000	126,060
•∏XL Capital 6.50% 12/29/49		55,000	42,009
			4,155,997
Media – 4.88%
Affinion Group I 11.50% 10/15/15		15,000	15,844
Cablevision Systems
*8.00% 4/15/20		5,000	5,363
#144A 8.625% 9/15/17		10,000	10,950
#*CCO Holdings 144A
7.875% 4/30/18		10,000	10,400
8.125% 4/30/20		10,000	10,575
#Charter Communications Operating 144A 10.875% 9/15/14		20,000	22,500
*Clear Channel Communications I 10.75% 8/1/16		25,000	18,563
DISH DBS 7.875% 9/1/19		40,000	41,900
*Gray Television 10.50% 6/29/15		40,000	38,700
#GXS Worldwide 144A 9.75% 6/15/15		40,000	38,600
#MDC Partners 144A 11.00% 11/1/16		20,000	21,600
#*Nexstar Broadcasting 144A 8.875% 4/15/17		40,000	40,850
Nielsen Finance
*11.50% 5/1/16		10,000	11,263
*11.625% 2/1/14		5,000	5,631
Ω12.50% 8/1/16		35,000	34,869
Shaw Communications 6.75% 11/9/39	CAD	1,000,000	982,069
#Sinclair Television Group 144A 9.25% 11/1/17	USD	30,000	31,050
#Sitel 144A 11.50% 4/1/18		40,000	30,200
Terremark Worldwide 12.00% 6/15/17		35,000	39,725
#Umbrella Acquisition PIK 144A 9.75% 3/15/15		46,313	41,913
Videotron 9.125% 4/15/18		15,000	16,725
#XM Satellite Radio 144A 13.00% 8/1/13		90,000	102,374
			1,571,664
Real Estate – 0.13%
*Felcor Lodging 10.00% 10/1/14		40,000	42,900
			42,900

Services Cyclical – 3.33%
ARAMARK 8.50% 2/1/15	23,000	23,834
#Delta Air Lines 144A 12.25% 3/15/15	35,000	38,631
DryShips 5.00% 12/1/14	155,000	124,774
#Equinox Holdings 144A 9.50% 2/1/16	40,000	40,200
FTI Consulting 7.625% 6/15/13	5,000	5,088
General Maritime 12.00% 11/15/17	40,000	42,500
*Global Cash Access 8.75% 3/15/12	9,000	8,966
Harrah's Operating
*10.00% 12/15/18	80,000	62,800
11.25% 6/1/17	60,000	64,500
#*Kansas City Southern de Mexico 144A 8.00% 2/1/18	40,000	42,700
#*MCE Finance 144A 10.25% 5/15/18	40,000	43,000
MGM MIRAGE
13.00% 11/15/13	25,000	29,000
#*144A 11.375% 3/1/18	110,000	100,099
*Mohegan Tribal Gaming Authority
6.875% 2/15/15	10,000	5,700
7.125% 8/15/14	25,000	14,500
NCL 11.75% 11/15/16	40,000	44,400
@‡Northwest Airlines 10.00% 2/1/11	15,000	68
*Peninsula Gaming 10.75% 8/15/17	45,000	47,475
#PHH 144A 9.25% 3/1/16	40,000	40,650
#Pinnacle Entertainment 144A 8.75% 5/15/20	25,000	24,250
@∏#Pokagon Gaming Authority 144A 10.375% 6/15/14	15,000	15,638
#Quintiles Transnational 144A 9.50% 12/30/14	20,000	20,450
Royal Caribbean Cruises 6.875% 12/1/13	20,000	20,475
*RSC Equipment Rental
9.50% 12/1/14	20,000	20,500
10.25% 11/15/19	20,000	20,900
#ServiceMaster 144A 10.75% 7/15/15	50,000	52,625
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	45,000	34,538
#*Swift Transportation 144A 12.50% 5/15/17	20,000	20,150
#United Air Lines 144A 12.00% 11/1/13	60,000	64,500
		1,072,911
Services Non-Cyclical – 0.99%
Allied Waste North America 7.125% 5/15/16	10,000	10,763
Casella Waste Systems
9.75% 2/1/13	48,000	48,659
11.00% 7/15/14	10,000	10,975
Community Health Systems 8.875% 7/15/15	15,000	15,600
#inVentiv Health 144A 10.00% 8/15/18	45,000	44,100
#MultiPlan 144A 9.875% 9/1/18	45,000	45,337
#Radiation Therapy Services 144A 9.875% 4/15/17	40,000	39,300
#Radnet Management 144A 10.375% 4/1/18	45,000	39,713
*Select Medical 7.625% 2/1/15	25,000	23,688
•US Oncology Holdings PIK 6.904% 3/15/12	42,000	39,375
		317,510
Technology & Electronics – 0.65%
Anixter 10.00% 3/15/14	15,000	16,463
#Aspect Software 144A 10.625% 5/15/17	40,000	41,250
*First Data 11.25% 3/31/16	50,000	33,125
#International Wire Group 144A 9.75% 4/15/15	35,000	35,175
#MagnaChip Semiconductor 144A 10.50% 4/15/18	30,000	31,125
Sanmina-SCI 8.125% 3/1/16	16,000	16,200
*SunGard Data Systems 10.25% 8/15/15	35,000	36,925
		210,263
Telecommunications – 3.37%
#Clearwire Communications 144A 12.00% 12/1/15	100,000	100,600
*Cricket Communications 10.00% 7/15/15	40,000	42,100
Global Crossing 12.00% 9/15/15	70,000	78,050
Intelsat Bermuda
11.25% 2/4/17	115,000	119,599
PIK 11.50% 2/4/17	45,156	46,736
Level 3 Financing 10.00% 2/1/18	45,000	39,038
NII Capital 10.00% 8/15/16	30,000	33,788
*PAETEC Holding 9.50% 7/15/15	35,000	35,088
#Primus Telecommunications Holding 144A 13.00% 12/15/16	36,000	36,540
Qwest 8.375% 5/1/16	20,000	23,400
*Qwest Communications International 7.50% 2/15/14	15,000	15,356
Sprint Capital 8.75% 3/15/32	80,000	77,500

#Telcordia Technologies 144A 11.00% 5/1/18		40,000	39,450
Telecom Italia Capital 5.25% 10/1/15		98,000	104,428
Telesat Canada
11.00% 11/1/15		25,000	28,438
12.50% 11/1/17		50,000	58,625
#*Trilogy International Partners Finance 144A 10.25% 8/15/16		25,000	22,875
ViaSat 8.875% 9/15/16		20,000	21,275
Virgin Media 6.50% 11/15/16		40,000	54,300
*West 11.00% 10/15/16		40,000	42,200
#Wind Acquisition Finance 144A 11.75% 7/15/17		50,000	55,250
Windstream 7.875% 11/1/17		10,000	10,200
			1,084,836
Utilities – 0.73%
AES
8.00% 6/1/20		35,000	36,925
#144A 8.75% 5/15/13		3,000	3,064
Elwood Energy 8.159% 7/5/26		78,095	72,238
*Mirant Americas Generation 8.50% 10/1/21		100,000	90,749
•Puget Sound Energy 6.974% 6/1/67		25,000	23,241
TXU 5.55% 11/15/14		20,000	10,150
			236,367
Total Corporate Bonds (cost $13,049,461)			13,164,187

«Senior Secured Loans – 0.62%
Chester Downs & Marina 12.375% 12/31/16		14,156	14,275
Graham Packaging Bridge 10.00% 11/10/11		85,000	85,000
PQ 6.82% 7/30/15		45,000	41,269
Texas Competitive Electric Holdings Tranche B2 3.941% 10/10/14		79,545	60,520
Total Senior Secured Loans (cost $196,984)			201,064

Sovereign Debt – 0.59%Δ
Canada – 0.02%
Quebec Province 4.50% 12/1/19	CAD	7,000	7,041
			7,041
Republic of Korea – 0.57%
Republic of Korea 4.25% 12/7/21	EUR	140,000	182,159
			182,159
Total Sovereign Debt (cost $191,949)			189,200

Supranational Banks – 5.67%
European Investment Bank 6.125% 1/23/17	AUD	73,000	67,137
International Bank for Reconstruction & Development
5.375% 12/15/14	NZD	597,000	435,430
5.75% 10/21/19	AUD	1,443,000	1,324,693
Total Supranational Banks (cost $1,718,225)			1,827,260

U.S. Treasury Obligation – 0.48%
U.S. Treasury Bond 4.625% 2/15/40	USD	130,000	155,980
Total U.S. Treasury Obligation (cost $142,256)			155,980

		Number of
		Shares
Exchange Traded Fund – 0.62%
iShares Dow Jones U.S. Real Estate Index Fund		3,900	198,783
Total Exchange Traded Fund (cost $196,991)			198,783

Limited Partnership – 0.08%
*Brookfield Infrastructure Partners		1,600	27,392
Total Limited Partnership (cost $30,407)			27,392

Preferred Stock – 0.01%
=†Port Townsend		20	0
†W2007 Grace Acquisitions 8.75%		10,000	2,250
Total Preferred Stock (cost $269,800)			2,250

Warrant – 0.00%
=†Port Townsend		20	0
Total Warrant (cost $480)			0

Total Value of Securities Before Securities Lending Collateral – 128.75%
(cost $43,130,086)			41,495,614

Securities Lending Collateral** – 9.91%
Investment Companies
BNY Mellon Securities Lending Overnight Fund	3,093,434	3,093,434
BNY Mellon SL DBT II Liquidating Fund	97,208	94,379
@†Mellon GSL Reinvestment Trust II	78,121	4,039
Total Securities Lending Collateral (cost $3,268,763)		3,191,852

Total Value of Securities – 138.66%
(cost $46,398,849)		44,687,466 ©

Written Options – (0.09%)
iShares Dow Jones US Real Estate exercise price $49.00, expiration date 9/18/10	39	(8,619)
Noble exercise price $29.00, expiration date 10/16/10	64	(19,264)
Total Written Options (Proceeds $29,539)		(27,883)

Obligation to Return Securities Lending Collateral** – (10.14%)		(3,268,763)
Borrowing Under Line of Credit – (33.28%)		(10,725,000)
Receivables and Other Assets Net of Liabilities (See Notes) – 4.85%		1,563,679
Net Assets Applicable to 4,931,031 Shares Outstanding – 100.00%		$32,229,499

°Principal amount is stated in the currency in which each security is denominated.

AUD - Australian Dollar
BRL - Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
NOK – Norwegian Kroner
NZD – New Zealand Dollar
USD – United States Dollar

❖Securities have been classified by type of business.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At August 31, 2010, the aggregate amount of fair valued securities was $21,252, which represented 0.07% of the Fund’s net assets. See Note 1 in "Notes."
†Non income producing security.
•Variable rate security. The rate shown is the rate as of August 31, 2010. Interest rates reset periodically.
fStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2010.
‡Non income producing security. Security is currently in default.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
∏Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At August 31, 2010, the aggregate amount of the restricted securities was $42,010, which represented 0.13% of the Fund's net assets. See Note 6 in “Notes.”
@Illiquid security. At August 31, 2010, the aggregate amount of illiquid securities was $228,493, which represented 0.71% of the Fund’s net assets. See Note 6 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2010, the aggregate amount of Rule 144A securities was $3,933,592, which represented 12.20% of the Fund’s net assets. See Note 6 in “Notes.”
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at August 31, 2010.
ΔSecurities have been classified by country of origin.
*Fully or partially on loan.
**See Note 5 in “Notes.”
©Includes $3,168,869 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipts
CMB – Chase Manhattan Bank
FDR – Fiduciary Depositary Receipts
GSC – Goldman Sachs Co.
HKSB – Hong Kong Shanghai Bank
MSC – Morgan Stanley & Company
PIK – Pay-in-kind
REIT – Real Estate Investment Trust

1The following foreign currency exchange contracts were outstanding at August 31, 2010:

Foreign Currency Exchange Contracts

					Appreciation	Unrealized
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
CMB	BRL	226,886	USD	(127,214)	9/15/10	$1,583
	CLP	154,217,250	USD	(306,290)	9/15/10	549
	NZD	408,556	USD	(297,000)	9/15/10	(12,469)

GSC	CAD	1,520,698	USD	(1,469,927)	9/15/10	(44,177)

HKSB	AUD	(2,212,998)	USD	1,989,861	9/15/10	24,682
	EUR	(303,933)	USD	395,371	9/15/10	10,251
	NOK	(9,884,845)	USD	1,601,070	9/15/10	35,107

MSC	EUR	(1,742,337)	USD	2,261,397	9/15/10	53,638
	NOK	11,943,000	USD	(1,934,246)	9/15/10	(42,229)
						$26,935

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments® Global Dividend and Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. Government and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities are valued at market value. Other debt securities, credit default swap (CDS) contracts and interest swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2006 – November 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions – The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. The actual determination of the source of the Fund’s distributions can be made only at year-end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2010 in early 2011.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At August 31, 2010, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investments
At August 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At August, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$46,785,601
Aggregate unrealized appreciation	$2,473,655
Aggregate unrealized depreciation	(4,571,790)
Net unrealized depreciation	$(2,098,135)

For federal income tax purposes, at November 30, 2009, capital loss carryforward of $10,549,793 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $6,121,024 expires in 2016 and $4,428,769 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – Level 1 - inputs are quoted prices in active markets for identical investments
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of August 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$21,475,195	$-	$1	$21,475,196
Corporate Debt	-	17,598,302	21,251	17,619,553
Investment Companies	198,783	-	-	198,783
Foreign Debt	-	2,016,460	-	2,016,460
Securities Lending Collateral	-	3,187,813	4,039	3,191,852
Other	27,392	-	2,250	29,642
U.S. Treasury Obligations	-	155,980	-	155,980
Total	$21,701,370	$22,958,555	$27,541	$44,687,466

Foreign Currency Exchange Contracts	$-	$26,935	$-	$26,935
Written Option Contracts	$-	$1,656	$-	$1,656

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Securities
	Common	Corporate	Foreign	Lending
	Stock	Debt	Debt	Collateral	Other	Total
Balance as of 11/30/09	$1	$21,251	$372,581	$3,320	$6,000	$403,153
Sales	-	-	(118,485)	-	-	(118,485)
Net realized loss	-	-	(237)	-	-	(237)
Transfer out of Level 3	-	-	(217,820)	-	-	(217,820)
Net change in unrealized
appreciation/depreciation	-	-	(36,039)	719	(3,750)	(39,070)
Balance as of 8/31/10	$1	$21,251	$-	$4,039	$2,250	$27,541

Net change in unrealized
appreciation/depreciation from
investments still held as of 8/31/10	$-	$-	$-	$719	$(3,750)	$(3,031)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s fiscal year ending November 30, 2010 and interim periods therein. During the period ended August 31, 2010, the Fund made transfers out of Level 1 investments into Level 2 investments in the amount of $3,093,434, based on management’s decision to classify the BNY Mellon Securities Lending Overnight Fund as a Level 2 investment. Management has classified the BNY Mellon Securities Lending Overnight Fund as a Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The BNY Mellon Securities Lending Overnight Fund is priced daily for investors in such Fund. Utilizing international fair value pricing could cause transfers from Level 1 investments to Level 2 investments in the hierarchy. During the period ended August 31, 2010, transfer out of Level 3 investments into Level 2 investments were made in the amount of $217,820. This was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price.

3. Line of Credit
For the period ended August 31, 2010, the Fund borrowed money pursuant to a $17,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on November 29, 2010. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At August 31, 2010, the par value of loans outstanding was $10,725,000 at a variable interest rate of 1.44%. During the period ended August 31, 2010, the average daily balance of loans outstanding was $10,725,000 at a weighted average interest rate of approximately 1.42%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund enters into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended August 31, 2010, the Fund did not enter into CDS contracts as a purchaser or seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts. There were no swap contracts outstanding at August 31, 2010.

Options Contracts – During the period ended August 31, 2010, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty credit risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in written options during the period ended August 31, 2010 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at November 30, 2009	-	$-
Options written	103	29,539
Options outstanding at August 31, 2010	103	$29,539

Fair values of derivative instruments as of August 31, 2010 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts (Forward currency contracts)	Receivables and other assets net of liabilities	$81,448	Liabilities net of receivables and other assets	$(54,513)

Written Options Contracts (Equity)	Receivables and other assets net of liabilities	1,656	Liabilities net of receivables and other assets	-

Total		$83,104		$(54,513)

The effect of derivative instruments on the statements of operations for the period ended August 31, 2010 was a follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Foreign exchange contracts (Forward currency contracts)	Net realized loss on foreign currencies / net change in unrealized appreciation/depreciation of investments and foreign currencies	$(474,249)	$15,744

Equity options contracts (Written options contracts)	Net realized gain on options contracts and net change in unrealized appreciation/deprecation of investments and written options contracts	-	1,636
Total		$(474,249)	$17,380

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will only hold such assets with a maturity of one business day or less (“Overnight Assets”). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At August 31, 2010, the value of securities on loan was $3,168,869, for which the Fund received collateral, comprised of securities collateral valued at $27,750, and cash collateral of $3,268,763. At August 31, 2010, the value of invested collateral was $3,191,852. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating Group and/or Ba or lower by Moody’s Investors Service. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2010. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Management has determined no material events or transactions occurred subsequent to August 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: